UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2006

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

(714) 540-8900

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective October 27, 2006, the Compensation Committee of the Board of Directors of MSC.Software Corporation (the “Company”) approved the grant of time based Restricted Stock Awards (“Time Based RSU’s”) and performance based Restricted Stock Awards (“Performance Based RSU’s”) for each executive officer and in number as listed below.

Named Executive Officer

Glenn R. Wienkoop, President and Chief Operating Officer:
100,000 Time Based RSU’s and 55,000 Performance Based RSU’s.
John A. Mongelluzzo, Executive Vice President, General Counsel and Secretary:
65,000 Time Based RSU’s and 35,000 Performance Based RSU’s.
John J. Laskey, Executive Vice President and Chief Financial Office:
35,000 Time Based RSU’s and 35,000 Performance Based RSU’s.

Time based RSU’s vest ratably in three equal annual installments. Performance Based RSU’s vest ratably in three equal annual installments based on satisfaction of performance criteria as determined by the Compensation Committee of the the Company. The Committee determined the number of units based on a number of factors that included retention of key executives, reward for past performance and promotion of certain executives and to further align the interests of award recipients with the interests of stockholders. Each Time Based RSU is subject to the terms of the MSC.Software Corporation 2006 Stock Unit Award Agreement, the form of which is attached to this Form 8-K as Exhibit 10.1. Each Performance Based RSU is subject to the terms of the MSC.Software Corporation 2006 Performance Incentive Plan Performance Stock Unit Award Agreement, the form of which is attached to this Form 8-K as Exhibit 10.2.

In addition, effective October 26, 2006, the Governance and Nominating Committee modified provisions of Board compensation as follows: Upon joining the Board a non-employee director shall receive 15,000 stock options; previously a new board member received a grant of 10,000 options. The annual grant of stock options to non-employee directors was increased from 5,000 to 10,000. In addition, the Committee increased the annual retainer paid to non-employee Board members from $22,000 to $25,000 and increased the amount of the annual retainer paid to the Chairman of the Audit Committee from $12,000 to $20,000.

Item 8.01	Other Events

Effective October 27, 2006 the following Executive Officers of the Company were promoted:

John A Mongelluzzo was promoted to Executive Vice President, General Counsel and Secretary. He previously served the Company in the capacity as Senior Vice President, General Counsel and Secretary.

John J. Laskey was promoted to Executive Vice President and Chief Financial Officer. He previously served the Company in the capacity as Senior Vice President and Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

10.1	Form of Stock Unit Award Agreement

10.2	Form of Performance Stock Unit Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION (Registrant)

Date: October 31, 2006	By:	/s/ John A. Mongelluzzo
John A. Mongelluzzo Executive Vice President, General Counsel and Secretary

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